SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
   [  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

UNIFIED SERIES TRUST
(Name of Registrant as Specified In Its Charter)

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(2)	Aggregate number of securities to which transaction applies:

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

3 TO 1 DIVERSIFIED EQUITY FUND
3 TO 1 STRATEGIC INCOME FUND

Each a series of Unified Series Trust

c/o Unified Fund Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, Indiana  46208
(866) 616-4848

Dear Shareholder:

Envestnet Asset Management, Inc. (“Envestnet”) has served as investment adviser to the 3 to 1 Strategic Income Fund and the 3 to 1 Diversified Equity Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Unified Series Trust (the “Trust”), since their inception.  On March 25, 2010, Envestnet’s parent company, Envestnet, Inc., filed a registration statement pursuant to the Securities Act of 1933, as amended, with respect to an initial public offering of its shares.  In connection with the initial public offering, Envestnet, Inc. will undergo a capital restructuring. As a result, certain large shareholders of Envestnet, Inc., each presumptively a “control person” of Envestnet, Inc. currently by virtue of the fact that it owns more than 25% of the outstanding shares of Envestnet, Inc., will own less than 25% of the firm.  As a result, a “change in control” of Envestnet, Inc. will occur.  However, there will be no change to the management and key personnel of either Envestnet or Envestnet, Inc. as a result of the initial public offering or capital restructuring.

The change in control of Envestnet, Inc. also constitutes a change in control of Envestnet, which will trigger an automatic termination of the investment advisory agreements between Envestnet and the Trust with respect to the Funds.

I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf on each Fund, and Envestnet.  The new investment advisory agreement will not result in any changes to the Funds’ investment strategies.  This package contains information about the proposal to approve the new investment advisory agreements.

The proposal has been carefully reviewed by the Board of Trustees of the Trust.  The Board of Trustees unanimously recommends that you vote FOR the proposal.

It is very important that we receive your vote before July 9, 2010.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter.

Sincerely,
/s/ John C. Swhear
John C. Swhear Senior Vice President Unified Series Trust

Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement with Envestnet Asset Management, Inc. (“Envestnet”) to enable Envestnet to continue as the investment adviser for the 3 to 1 Strategic Income Fund and the 3 to 1 Diversified Equity Fund (each, a “Fund” and collectively, the “Funds”), each a series of Unified Series Trust (the “Trust”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board of Trustees”) held on May 24, 2010, the Board of Trustees approved, subject to shareholder approval, Envestnet as the investment adviser to the Funds and the new investment advisory agreements.

What am I being asked to vote on?

You are being asked to vote to approve a new investment advisory agreement between Envestnet and the Trust on behalf of each Fund.

Envestnet has served as the investment adviser to the Funds since their inception.  On March 25, 2010, Envestnet’s parent company, Envestnet, Inc., filed a registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”), with respect to an initial public offering of its shares.  In preparation for the initial public offering, Envestnet, Inc. will undergo a capital restructuring.  Through this restructuring a large shareholder of Envestnet, Inc., EnvestNet Group, Inc., will merge with Envestnet, Inc. and will distribute the voting securities in Envestnet, Inc. that it owns to EnvestNet Group, Inc.’s shareholders.  No former individual shareholder of EnvestNet Group, Inc. will own 25% or more of the outstanding voting securities of Envestnet, Inc.  Also, another existing holder of more than 25% of Envestnet, Inc.’s voting securities, GRP II L.P. (“GRP”), likely will experience a dilution of its total ownership of Envestnet, Inc. to less than 25% of Envestnet, Inc.’s voting securities following the capital restructuring and the public offering.  Thus, GRP will no longer hold a presumptive controlling interest in Envestnet, Inc.   Finally, EnvestNet Group, Inc. and GRP, among others, are parties to a shareholders agreement that will automatically terminate as a result of the foregoing transactions.  Since that agreement currently aggregates the voting power of EnvestNet Group, Inc. and GRP together, its termination could also be viewed to reduce or remove another “controlling block” of Envestnet, Inc.’s outstanding voting securities.  However, there will be no change to the management and key personnel of either Envestnet or Envestnet, Inc. as a result of the initial public offering or capital restructuring.

The change in control of Envestnet, Inc. constitutes a change in control of Envestnet, which will trigger an automatic termination of the existing investment advisory agreements between Envestnet and the Trust on behalf of the Funds.  Accordingly, each Fund needs shareholder approval to approve a new investment advisory agreement in order to continue its engagement of Envestnet as the Fund’s investment adviser on a permanent basis.  There are no material differences between the present investment advisory agreement and the proposed new investment advisory agreement, other than their effective dates.

On May 24, 2010, the Board approved an interim advisory agreement between the Trust and Envestnet on behalf of each Fund which, as permitted by Rule 15a-4 of the Investment Company Act of 1940 (the “1940 Act”), allows Envestnet to continue providing advisory services to the Funds while the Funds seek shareholder approval of a permanent agreement.

How will my approval of this proposal affect the management and operation of the Funds?

The Funds’ investment strategies will not change as a result of the new investment advisory agreement with Envestnet.  The same sub-advisers and management teams will continue to manage the Funds’ portfolios.

How will my approval of this proposal affect the expenses of the Funds?

The proposed approval of the new investment advisory agreement with Envestnet will not result in an increase of the investment advisory fees paid by the Funds to Envestnet or in the Funds’ total expenses.

What are the primary reasons for the selection of Envestnet as the investment adviser of the Funds?

The Board of Trustees weighed a number of factors in reaching its decision to approve Envestnet as the investment adviser for the Funds, including the history, reputation, qualifications and resources of Envestnet and the current sub-advisers and portfolio management teams selected by Envestnet, who will continue to provide the day-to-day management of the Funds.  The Board of Trustees also considered that, as a result of the proposal, the Funds’ advisory fees would not increase.  In addition, Envestnet has contractually agreed to waive its advisory fee and reimburse expenses of the Funds to the extent necessary to ensure that each Fund’s total annual operating expenses do not exceed the Funds’ current expense limitations.  The agreement by Envestnet to waive advisory fees and/or reimburse expenses of the Funds will continue through April 30, 2011.

Are there any material differences between the present investment advisory agreement and the proposed new investment advisory agreement?

No. There are no material differences between the present investment advisory agreement and the proposed new investment advisory agreement, other than their effective dates.

Has the Board of Trustees approved the proposal?

Yes.  The Board of Trustees has unanimously approved the proposal set forth herein, and recommends that shareholders also vote to approve the proposal.

Who is Altman Group?

Altman Group is a third party proxy vendor that the Funds have engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached for each Fund.  If a quorum is not attained for a Fund, the meeting must adjourn to a future date with respect to such Fund.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

Envestnet (not the Funds’ shareholders) will pay the expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitations expenses.

Who is eligible to vote?

Shareholders of record of each Fund as of the close of business on May 26, 2010 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of each Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

What vote is required?

Approval of the new investment advisory agreement with Envestnet requires the vote of the “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call 1-(877) 283-0318.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Funds a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

How can a quorum be established?

A majority of a Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum at the Special Meeting for a Fund.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for a Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received on behalf of a Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such Fund.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Q&A

3 TO 1 STRATEGIC INCOME FUND
3 TO 1 DIVERSIFIED EQUITY FUND

Each a series of Unified Series Trust

c/o Unified Fund Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208
(866) 616-4848

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the 3 to 1 Strategic Income Fund and the 3 to 1 Diversified Equity Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Unified Series Trust (the “Trust”), will be held at the offices of the Funds’ administrator, Unified Fund Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana, 46208, on Friday, July 9, 2010, at 9:00 a.m., Eastern time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	to approve an Investment Advisory Agreement between Envestnet Asset Management, Inc. and the Trust on behalf of each Fund; and

2.	to transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Trust’s Board of Trustees has fixed the close of business on May 26, 2010 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees of the Trust,

John C. Swhear, Senior Vice President

June 9 , 2010

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

3 TO 1 STRATEGIC INCOME FUND
3 TO 1 DIVERSIFIED EQUITY FUND

Each a series of Unified Series Trust

c/o Unified Fund Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208
(866) 616-4848

TO BE HELD ON JULY 9, 2010

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board of Trustees”) of Unified Series Trust (the “Trust) and its series, the 3 to 1 Strategic Income Fund and the 3 to 1 Diversified Equity Fund (each, a “Fund” and collectively, the “Funds”), and at any adjournments thereof (the “Special Meeting”), to be held on Friday, July 9, 2010 at 9:00 a.m., Central time, at the offices of the Funds’ administrator, Unified Fund Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.

Shareholders of record of each Fund at the close of business on the record date, established as May 26, 2010 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  Each share is entitled to one vote.  This proxy statement is expected to be mailed to shareholders on or about June 9, 2010.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL.	To Approve an Investment Advisory Agreement Between Envestnet Asset Management, Inc. and the Trust on behalf of each Fund

Shareholders of the Funds are being asked to approve a new investment advisory agreement between Envestnet Asset Management, Inc. (“Envestnet” or the “Adviser”) and the Trust on behalf of each Fund.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on July 9, 2010:

To obtain directions to attend the Special Meeting, please call (866) 616-4848.  For a free copy of the Funds’ latest annual and/or semi-annual reports, call (866) 616-4848, visit the Funds’ website at www.3to1funds.com or write to the Funds, c/o Unified Fund Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana, 46208.

Background

Envestnet has served as the investment adviser to the Funds since their inception.  On March 25, 2010, Envestnet’s parent company, Envestnet, Inc., filed a registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”), with respect to an initial public offering of its shares.  In preparation for the initial public offering, Envestnet, Inc. will undergo a capital restructuring.  Through this restructuring a large shareholder of Envestnet, Inc., EnvestNet Group, Inc., will merge with Envestnet, Inc. and will distribute the voting securities in Envestnet, Inc. that it owns to EnvestNet Group, Inc.’s shareholders.  No former individual shareholder of EnvestNet Group, Inc. will own 25% or more of the outstanding voting securities of Envestnet, Inc.  Also, another existing holder of more than 25% of Envestnet, Inc.’s voting securities, GRP II L.P. (“GRP”), will likely experience a dilution of its total ownership of Envestnet, Inc. to less than 25% of Envestnet, Inc.’s voting securities following the capital restructuring and the public offering.  Thus, GRP will no longer hold a presumptive controlling interest in Envestnet, Inc.   Finally, EnvestNet Group, Inc. and GRP, among others, are parties to a shareholders agreement that will automatically terminate as a result of the foregoing transactions.  Since that agreement currently aggregates the voting power of EnvestNet Group, Inc. and GRP together, its termination could also be viewed to reduce or remove another “controlling block” of Envestnet, Inc.’s outstanding voting securities.  However, there will be no change to the management and key personnel of either Envestnet or Envestnet, Inc. as a result of the initial public offering or capital restructuring.

The change in control of Envestnet, Inc. constitutes a change in control of Envestnet.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement automatically terminates when an investment adviser undergoes a change in control.

With the change in control of Envestnet and the resulting termination of Envestnet’s investment advisory agreements with the Trust on behalf of the Funds, the Board of Trustees was required to take action to approve the necessary arrangements for the continued management of the Funds by the same investment adviser.  At a meeting of the Board of Trustees held on May 24, 2010, the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined under the 1940 Act (the “Independent Trustees”), voted unanimously to authorize the Trust to enter into interim advisory agreement with Envestnet on behalf of the Funds as permitted by Rule 15a-4 under the 1940 Act, pursuant to which Envestnet would continue providing advisory services while each Fund would have 150 days to obtain shareholder approval of a permanent agreement.

At their May meeting, the Board of Trustees also approved the proposed new investment advisory agreement (the “New Investment Advisory Agreement”) between Envestnet and the Trust on behalf of each Fund, retaining Envestnet as investment adviser for the Funds.  The Board voted unanimously to recommend that each Fund’s shareholders approve the New Investment Advisory Agreement. Accordingly, each Fund needs shareholder approval to re-engage Envestnet as its investment adviser on a permanent basis.

To achieve the investment objectives of the 3 to 1 Strategic Income Fund and the 3 to 1 Diversified Equity Fund, Envestnet utilizes sub-advisers with expertise in various types of investment strategies using a “manager of managers” approach.  Envestnet selects the sub-advisers for the Funds, subject to approval by the Board of Trustees, and allocates the assets of each Fund among its respective sub-advisers.  The Trust and Envestnet have applied for, and the SEC has granted, an exemptive order with respect to the Funds that permits Envestnet, subject to certain conditions, to terminate existing sub-advisers or hire new sub-advisers for the Funds, to materially amend the terms of particular agreements with sub-advisers or to continue the employment of existing sub-advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement.  This arrangement has been approved by the Board of Trustees and each Fund’s initial shareholder.  The manager of managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  SMH Capital Advisors, Inc. and Loomis, Sayles & Company, LP currently serve as the sub-advisers to the 3 to 1 Strategic Income Fund; and Aletheia Research Management, Inc., London Company of Virginia, and Pictet Asset Management Ltd. (collectively, the “Sub-Advisers”)  currently serve as the sub-advisers to the 3 to 1 Diversified Equity Fund.  There will be no change to the Sub-Advisers as a result of the New Investment Advisory Agreement, or to the sub-advisory agreements between Envestnet and the Sub-Advisers (the “Sub-Advisory Agreements”).  However, under the terms of the Sub-Advisory Agreements, the termination of Envestnet’s investment advisory agreement will cause the termination of, the Sub-Advisory Agreements.  The Board of Trustees has approved new Sub-Advisory Agreements, as permitted under the exemptive order, subject to the approval of each New Investment Advisory Agreement at the Special Meeting.

Legal Requirements in Approving the New Investment Advisory Agreements

To avoid disruption of the Funds’ investment management and after considering the potential benefits to shareholders of continuing to engage Envestnet as the Funds’ investment adviser, as discussed more fully below, the Board of Trustees voted unanimously to approve each New Investment Advisory Agreement.

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of each New Investment Advisory Agreement are substantially similar to the terms of the prior investment advisory agreement (the “Prior Investment Advisory Agreement”) with respect to services to be provided by Envestnet compared to those it previously provided.  The Prior Investment Advisory Agreement for each Fund was approved by the Fund’s initial shareholder and became effective on December 10, 2007.  The Board of Trustees approved the renewal of each Prior Investment Advisory Agreement with respect to the Funds for an additional one-year term ending December 10, 2010 at a meeting of the Board of Trustees on November 9, 2009.

The New Investment Advisory Agreements and the Prior Investment Advisory Agreements have identical fee structures for each Fund.  There are no material differences between the two agreements, other than their effective dates.  The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

 The Board of Trustees has authorized the Funds to continue engaging Envestnet  pursuant to an interim advisory agreement under Rule 15a-4 until a permanent agreement is approved by the shareholders of the affected Fund. During the term of the interim agreement, the advisory fees earned by Envestnet will be held in an interest-bearing escrow account with the Fund’s custodian, Huntington National Bank, and shall be paid out to Envestnet as follows:

(a)           if a majority of a Fund’s outstanding voting securities (as defined by the 1940 Act) approve a new investment advisory agreement with Envestnet on or before the date that the interim agreement is terminated, the amount in the escrow account (including interest earned) shall be paid to Envestnet; or

(b)           if a majority of a Fund’s outstanding voting securities (as defined by the 1940 Act) do not approve a new investment advisory agreement with Envestnet, Envestnet shall be paid, out of the escrow account, the lesser of:

i.           any costs incurred by Envestnet in performing the interim agreement (including any interest earned on that amount while in escrow); or

ii.           the total amount in the escrow account (including interest earned).

Compensation Paid to Envestnet

The table below illustrates the base advisory fees paid to Envestnet under each Prior Investment Advisory Agreement:

Advisory Fee (as a percentage of average daily net assets)

3 to 1 Strategic Income Fund	1.00%

3 to 1 Diversified Equity Fund	1.00%

Subject to the general supervision of the Board of Trustees, Envestnet is responsible for managing the Funds in accordance with their investment objectives and policies using a “manager of managers” approach, and making recommendations with respect to the hiring, termination or replacement of sub-advisers.  The fee structure under each New Investment Advisory Agreement with Envestnet will be identical to the fee structure under the Prior Investment Advisory Agreement as set forth above.  For the fiscal year ended December 31, 2009, the Funds paid Envestnet investment advisory fees in the amounts shown below.

Management Fees Paid to Envestnet for Fiscal Year Ended December 31, 2009

Strategic Income Fund
Advisory Fee	Fee Waivers/Expense Reimbursements	Advisory Fee After Waiver/Reimbursement
$250,672	$259,607	$0

Diversified Equity Fund
Advisory Fee	Fee Waivers/Expense Reimbursements	Advisory Fee after Waiver/Reimbursement
$390,895	$387,212	$3,683

In connection with the Prior Investment Advisory Agreements, Envestnet contractually agreed to an operating expense limitation that limited the total annual operating expenses (with certain exceptions) of each Fund to 1.15% of a Fund’s respective average annual net assets.  The expense limitation agreed to by Envestnet in connection with the New Investment Advisory Agreement will be identical to the expense limitation agreed to by Envestnet in connection with the Prior Investment Advisory Agreement.

Information about Envestnet

Envestnet is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended.  Envestnet’s principal office is located at 35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601.  As of March 31, 2010, Envestnet and its affiliates managed approximately $10.9 billion of investment assets.

The following table sets forth the name, position and principal occupation of each current director and principal officer of Envestnet.  Each individual’s address is 35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601.

Name	Position/Principal Occupation
Judson T. Bergman	Chairman, Chief Executive Officer and Director
Brandon R. Thomas	Vice President, Chief Investment Officer and Managing Director
James W. Lumberg	Executive Vice President and Managing Director
William C. Crager	Executive Vice President and Managing Director
Shelly S. O’Brien	Executive Vice President, General Counsel and Secretary
Dale J. Seier	Controller
William V. Rubino, Jr.	Chief Administrative Officer
Eric B. Fowler	Senior Vice President
Charles F. Tennant	Chief Operating Officer
Peter H. Darrigo	Chief Financial Officer
Timothy S. Sterns	Chief Compliance Officer

The following table sets forth the name of each parent company of Envestnet, and the basis of each parent company’s control of Envestnet and its parent companies.  Each company’s address is 35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601.

Name	Basis of Control
Envestnet, Inc.	Sole Parent Company of Envestnet, owning 100% of its outstanding shares
GRP II, L.P.	Shareholder of Envestnet, Inc., owning more than 25% of its outstanding shares
EnvestNet Group, Inc.	Shareholder of Envestnet, Inc., owning more than 25% of its outstanding shares

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  However, all material terms of the New Investment Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, and the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by Envestnet under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by Envestnet and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board of Trustees, Envestnet will provide for the overall management of the Funds including: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Funds, subject to the ultimate supervision and direction of the  Board of Trustees; (iii) vote proxies for the Funds, and take other actions on behalf of the Funds; Both the Prior Investment Advisory Agreement and New Investment Advisory Agreement provide that Envestnet is authorized to delegate its duties under the agreement to one or more sub-advisers pursuant to a written agreement under which such sub-advisers shall furnish the services specified in the agreement to Envestnet or the Funds.  Each agreement provides that Envestnet will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a sub-adviser.

Other Investment Companies Advised by Envestnet.  Envestnet currently acts as adviser to the following registered investment companies having similar investment objectives and policies to those of the Funds.  The table below also states the approximate size of the funds as of December 31, 2009, and the current advisory fee rate for the funds as a percentage of average daily net assets.  Envestnet has agreed to waive its management fee and/or to reimburse certain operating expenses of these funds, but only to the extent necessary so that each fund’s total annual operating expenses, do not exceed 1.00% of the average daily net assets of the Core Fixed Income, and 1.40% of the average daily net assets of the Diversified Equity Fund .

Fund	Net Assets as of 12/31/2009	Advisory Fee Rate
Diversified Equity Fund	$48,772,494.54	0.80%
Core Fixed Income Fund	$30,333,427.34	0.95%

Brokerage.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that Envestnet shall be responsible for decisions to buy and sell securities for the Funds, for broker-dealer selection and for negotiation of brokerage commission rates.  The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis.  The price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that Envestnet is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Funds, the expenses of printing and distributing copies of the Funds’ prospectus, SAI, and sales and advertising materials to prospective investors, the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Adviser, and any costs of liquidating or reorganizing a Fund.

Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that the Funds are responsible for all of their own expenses, except for those specifically assigned to the Adviser under the advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Funds which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement contain an identical fee structure based on the Funds’ average daily net assets.

Duration and Termination.  The Prior Investment Advisory Agreement provided that the agreement would become effective at the time each Fund commenced operations. The New Investment Advisory Agreement provides that the agreement will become effective at the time a Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board of Trustees or by the vote of a majority of the Funds’ outstanding securities.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by a Fund (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation of Liability to Trust Property.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on the Adviser by the agreements, the Adviser will not be subject to liability to the Trust or the Funds for any act or omission in the course of, or connected with, rendering services under the agreement or any losses sustained in the purchase, holding, or sale of any security of a Fund. Obligations of the Trust shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property.

Board of Trustees Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement on behalf of each Fund, the Board of Trustees, including each of the Independent Trustees, met in person at a meeting held on May 24, 2010, during which the Board reviewed materials related to Envestnet.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board Trustees also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Funds in the past by Envestnet and the Sub-Advisers since the Funds’ inception compared to the quality of services expected to be provided to the Funds with Envestnet as a manager of managers going forward; (2) the performance of the Funds while managed by Envestnet; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and terms of the Prior Investment Advisory Agreement; (4) the fact that Envestnet is retaining the Funds’ current Sub-Advisers and portfolio managers to continue managing the Funds, as well as the fact that the Funds will benefit from the depth of investment talent and resources of Envestnet and each of the Sub-Advisers; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement and that Envestnet has agreed to maintain the Funds’ current expense limitation agreements; and (6) other factors deemed relevant.

The Board of Trustees also evaluated the New Investment Advisory Agreements in light of information they had requested and received from Envestnet prior to the May 24, 2010 meeting.  The Board noted that at its November 2009 quarterly meeting it had requested, received, and reviewed materials necessary to determine whether to renew the advisory and sub-advisory contracts with Envestnet and the Sub-advisers on behalf of the Funds.  At the May 2010 meeting, the Board was advised that there were no updates to the materials considered by the Board in November 2009, except with respect to performance.   Below is a summary of the material factors considered by the Board of Trustees in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions.  In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Funds. The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff.  The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including the supervision of investment strategies implemented by each of the Funds’ Sub-Advisers, as well as the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds. The Trustees considered that Envestnet provides the services of two portfolio managers and three compliance personnel to assist in the management of the Funds.  The Trustees reviewed information provided by Envestnet in a due diligence summary, including the structure of Envestnet’s compliance program, and a summary detailing the key features of the compliance policies and procedures, and Envestnet’s marketing activity and goals and its continuing commitment to the growth of the Funds’ assets.  The Trustees noted that during the course of the prior year they had met with representatives of Envestnet via teleconference to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees also considered Envestnet’s selection and oversight of the Funds’ Sub-Advisers.  The Trustees discussed in detail Envestnet’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Board of Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance programs of the Sub-Advisers. The Trustees found that Envestnet and each Sub-Adviser had adopted a compliance program reasonably designed to prevent a violation of federal securities laws by the Funds. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and managing the Funds under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance policies and procedures, were satisfactory and reliable.

Investment Performance of Envestnet and the Funds.  The Trustees discussed the Funds’ recent performance and the overall performance by Envestnet since the inception of each Fund through March 31, 2010.  In assessing the quality of the portfolio management services delivered by Envestnet under the “manager of managers” structure, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to the Funds’ benchmark indexes.  The Board noted that the 3 to 1 Diversified Equity Fund had performed in-line with its benchmarks and peer group for the one year ended March 31, 2010, and that the 3 to 1 Strategic Income Fund had substantially outperformed its benchmarks and peer group for this one-year period. After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for the Funds was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the Sub-Advisers to the Funds to provide investment advisory services in accordance with each Fund’s investment objective and strategy.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from Envestnet’s continued management.

Costs of Service and Profits Realized by Envestnet.  The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered data relating to the cost structure of the Funds relative to their peer groups, as compiled by Lipper, Inc., as well as the fee waivers and expense reimbursements by Envestnet.  In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Funds’ “manager of managers” structure, noting that Envestnet pays each of the Funds’ sub-advisory fees out of its own advisory fees, and that the Funds were not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the New Investment Advisory Agreement and the expense subsidization undertaken by Envestnet.  These considerations were based on materials requested at the time of renewal of the investment advisory agreement by the Trustees and the Funds’ administrator specifically for the November 2009 quarterly Board meeting at which the Investment Advisory Agreement was formally renewed.

The Trustees concluded that the Funds’ expenses and the advisory fees payable to Envestnet were fair and reasonable in light of the comparative expense information and considering the Funds’ “manager of managers” structure.  The Trustees further concluded that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet had maintained adequate profit levels to support the services to the Funds.

Extent of Economies of Scale as the Funds Grow.  The Trustees compared the Funds’ expenses relative to their peer groups and discussed realized and potential economies of scale.  The Trustees also reviewed the structures of each Fund’s advisory fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how whose economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by Envestnet with respect to the Funds.  The Trustees concluded that Envestnet’s advisory fee structure and fee waivers/expense reimbursements were reasonable and reflect a sharing of economies of scale between Envestnet and the Funds at the Funds’ current asset levels.

Benefits Derived from the Relationship with the Funds.  The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds, including Envestnet’s summary of “fall-out” benefits.  The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds.  The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Fund.

No single factor was determinative in the Board of Trustees decision to approve the New Investment Advisory Agreement for each Fund, but rather the Board of Trustees based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board of Trustees determined that each New Investment Advisory Agreement, including the advisory fees, was fair and reasonable.  The Board of Trustees therefore determined that the approval of the New Advisory Agreement for each Fund would be in the best interest of the Fund and its shareholders.

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement in order to re-engage Envestnet as the investment adviser for the Funds requires the vote of the “majority of the outstanding voting securities” of each Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of each Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Unified Funds Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Funds, in care of Unified Funds Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Envestnet

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of Envestnet or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on May 26, 2010, will be entitled to be present and vote at the Special Meeting.  As of that date, the Funds had the following number of shares outstanding:

Fund Shares Outstanding as of May 26, 2010
3 to 1 Strategic Income Fund: 4,435,880
3 to 1 Diversified Equity Fund: 2,123,778

Management Ownership. As of December 31, 2009, no officer or trustee of the Trust as a group owned of record or beneficially any of the Funds’ outstanding shares.  Furthermore, neither the Trustees nor members of their immediate family own securities beneficially or of record of Envestnet, the Funds’ principal underwriter or any of their affiliates.  Accordingly, neither the Trustees nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in Envestnet, the Funds’ principal underwriter or any of their affiliates.  In addition, during the most recently completed calendar year, neither the Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which Envestnet, the Funds’ principal underwriter or any of their affiliates was a party.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.  As of May 26, 2010 there were no shareholders considered to be either a control person or principal shareholder of the Funds.

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of the Funds’ shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only pursuant to the Funds’ “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.”  The Funds may execute portfolio transactions through an affiliated broker of Envestnet; provided that any commissions paid to the affiliated broker are usual and customary.

Solicitation of Proxies and Voting

The solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about June 9, 2010.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Funds.  In addition, Altman Group may be paid on a per-call basis to solicit shareholders by telephone on behalf of the Funds.  The Funds may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to John C. Swhear, Senior Vice President,  Unified Series Trust, c/o Unified Fund Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Funds receive votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Funds expect that, before the Special Meeting, broker-dealer firms holding shares of the Funds in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining a quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against this proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board of Trustees that are properly executed and received by the Trust’s Senior Vice President prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is a majority of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present for a Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received on behalf of a Fund, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such Fund.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Funds at the close of business on  May 26, 2010 will be entitled to vote at the Special Meeting.  Each share is entitled to one vote.  Other than any principal shareholders disclosed above, to the knowledge of the Funds no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Funds on that date.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Funds expect that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations.  If the Funds do not receive your proxy by a certain time, you may receive a telephone call from The Altman Group, Inc., Trust officers, employees or agents asking you to vote.  The Funds do not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

The expenses incurred in connection with preparing this Proxy Statement and its enclosures and all related legal and solicitations expenses will be paid by Envestnet.

Service Providers

The Funds’ investment adviser is Envestnet Asset Management, Inc., located at 35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601.  The Fund’s administrator, fund accountant, and transfer agent is Unified Fund Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208. Huntington Bank, 40 S. High Street, Columbus, Ohio, serves as the Fund’s Custodian.  Unified Financial Securities, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, serves as the Fund’s principal underwriter.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call (866) 616-4848 or write to the Funds c/o Unified Fund Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement

Exhibit A

MANAGEMENT AGREEMENT

TO:
Envestnet Asset Management, Inc.
35 E. Wacker Drive, Suite 1600
Chicago, Illinois 60601

Dear Ladies and Gentlemen:

Unified Series Trust (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of a registered open-end investment company. The Trust currently offers several series of shares to investors, one of which is the [3 to 1 Diversified Equity Fund / 3 to 1 Strategic Income Fund] (the “Fund”).

You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as set forth below.

1.	ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies as set forth in its then current Prospectus and Statement of Additional Information. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees for the Trust (the “Board”) may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and committees of the Board regarding the conduct of the business of the Fund. You also will be responsible for voting proxies with respect to securities held by the Fund and reporting the Fund’s proxy voting record to the Fund’s administrator in the form required by the Securities and Exchange Commission (“SEC”) or its staff on Form N-PX.

You may delegate any or all of the responsibilities, rights or duties described in this Agreement, with respect to all or a portion of the Fund, to one or more sub-advisers who shall enter into agreements with you; provided that each sub-adviser and your agreement with such sub-adviser are approved by the Board including a majority of the Trustees who are not interested persons of you, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (unless exempted by an applicable order of the SEC or its staff issued under the Investment Company Act of 1940, as amended (the “1940 Act”) by a vote of the holders of a majority of the outstanding voting securities of the Fund. Any such delegation shall not relieve you from any liability hereunder.

2.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, equity owners or employees of your company, as well as those of any sub-advisers retained pursuant to paragraph 1 above, and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, equity owners or employees of your company will be paid by the Fund. You will pay all expenses incurred by the Trust in connection with the organization of the Fund and the costs of obtaining the initial registration of Fund shares with the SEC pursuant to a post-effective amendment to the Trust’s registration under the 1940 Act. You also will bear any expenses incurred in connection with voting proxies with respect to securities held in the Fund’s portfolio.

The Fund will be responsible for the payment of all operating expenses of the Fund, including salary and expenses incurred by the Fund in connection with membership in investment company organizations; brokerage fees and commissions; fees and expenses of legal counsel to the Trust and legal counsel to the independent Trustees, fees and expenses of the Trust’s independent public accountants; expenses of registering Fund shares under federal and state securities laws; insurance expenses; taxes or governmental fees; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of the custodian, transfer agent, shareholder services agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent and distributor of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the fees and expenses of officers and trustees of the Trust who are not affiliated with you (including, but not limited to, fees and expenses of the Chief Compliance Officer of the Trust); the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise, including any Legal Action (defined below) to which the Trust may be a party or to which it may otherwise be subject and indemnification for the Trust’s officers and Trustees with respect thereto; or any other expense not specifically described above incurred in the performance of the Fund’s obligations. All other expenses not assumed by you and incurred by the Fund in connection with its operations will be borne by the Fund. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

In the event that the Fund is subject to an examination, inquiry or administrative action by the SEC staff or other federal or state regulator or self-regulatory organization, or if the Fund becomes the subject of any complaint, lawsuit or subpoena by any regulator, shareholder of the Fund or other party (collectively, “Legal Action”), you agree that any expense or cost incurred as a result of the Legal Action (including settlement costs) and not paid by the Fund as required above shall be paid directly by you. Expenses may include, but are not limited to, legal expenses; out-of-pocket expenses and normal hourly fees of the Trust’s administrator, fund accountant, transfer agent, distributor, or auditor; standard fees related to meetings of the Board; out-of-pocket expenses and normal hourly fees of the Trust’s Chief Compliance Officer; and any other expenses incurred as reasonably necessary, as determined by the Board, in order to respond to or comply with any Legal Action. If not paid by the Fund as required above, you agree to pay or reimburse such expenses promptly upon receipt of an invoice outlining each expense. This provision shall not apply to the extent that such Legal Action is brought as a result of the negligence, willful misfeasance or fraud of another service provider to the Fund as determined by the Board in its reasonable discretion. This provision shall survive termination of this Agreement.

3.	COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.00% of the average value of its daily net assets.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

You agree that the Board of Trustees may suspend the payment of the advisory fee set forth above if you fail to follow directions of the Board as communicated to you in writing on behalf of the Board by its agents or the Trust’s administrator, and that such suspension may continue until such time as you reasonably comply with such directions.

4.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you (and/or any sub-advisers retained pursuant to paragraph 1 above (collectively for this purpose referred to as “you”)) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for providing trade tickets on a timely basis to Unified Fund Services, Inc., the Trust’s administrator, following the execution of trade orders. You agree to comply with the Trust’s Valuation Procedures, as adopted by the Board and amended from time to time, in determining the fair value of securities held in the Fund’s portfolio as required by the Valuation Procedures from time to time.

You will be responsible for the negotiation and the allocation of principal trades and portfolio brokerage. In the selection of brokers or dealers and placing of orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and the other accounts over which you exercise investment discretion to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and applicable SEC guidance. You are authorized to pay a broker or dealer who provides such eligible brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction; provided that you determine that the research or brokerage service meets the statutory definition, that the eligible product or service actually provides lawful and appropriate assistance in the performance of your investment decision-making responsibilities; and that the amount of commissions paid by the Fund is reasonable in light of the value of products or services received. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable.

You may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliate of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning shares of the Fund, you will act solely as investment adviser for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5	LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.	DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date that the Fund receives an affirmative vote of a majority of outstanding voting securities of the Fund and shall remain in force for a period of two (2) years from such date, and from year to year thereafter, subject to annual approval by: (i) the Board; or (ii) a vote of a “majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act); provided that in either event continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

If the shareholders of the Fund fail to approve this Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of this Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

This Agreement may, on 60 days’ written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

The provisions of Section 2 of this Agreement shall survive its termination.

7.	USE OF NAME

The Trust and you acknowledge that all rights to the term “3 To 1” belongs to you, and that the Trust is being granted a limited license to use such term in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “3 To 1” shall automatically cease on the 90th day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon 90 days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the term “3 To 1” belongs in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

8.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Trustees” means and refers to the Trust’s trustees from time to time serving under the Trust’s Declaration of Trust as the same may be amended from time to time. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of the State of Ohio.

10.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.	QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Ohio.

(b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, and your address for this purpose shall be 35 E. Wacker Drive, Suite 1600, Chicago, Illinois 60601.

13.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance below and return it to the Trust, whereupon this letter shall become a binding contract effective as of the date the Fund receives an affirmative vote of a majority of outstanding voting securities of the Fund.

Approved by the Board of Trustees on May ___, 2010.

Yours very truly,

UNIFIED SERIES TRUST

By:____________________________
John Swhear, Senior Vice President

ACCEPTANCE

The foregoing Agreement is hereby accepted.

ENVESTNET ASSET MANAGEMENT, INC.

By:_____________________________________
Name:
Title: